                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[ X ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           WEIRTON STEEL CORPORATION
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                                  WEIRTON LOGO

                            400 THREE SPRINGS DRIVE
                               WEIRTON, WV 26062

                                                                  April 18, 1997

To the Stockholders and Employee-Owners
of Weirton Steel Corporation:

     I'm pleased to invite you to the Annual Meeting of stockholders of Weirton Steel Corporation to be held on Wednesday, May 21, 1997 at 6:00 p.m. at the St. John Arena, 3151 Johnson Road, Steubenville, Ohio. I hope you will be able to attend.

     Whether or not you plan to be there, and regardless of the number of shares you own, or in the case of employee-owners, allocated to your account in the Company's Employee Stock Ownership Plans (ESOP), it is important that your shares be represented at the Annual Meeting. Thus, I urge you to complete, sign, date and return your proxy or ESOP Participant Voting Instruction Form.

     Again, the directors and officers of the Company look forward to seeing you at the Annual Meeting.

                                             Very truly yours,

                                             /s/ RICHARD R. BURT
                                             Richard R. Burt
                                             Chairman of the Board of Directors

                           WEIRTON STEEL CORPORATION
                            400 THREE SPRINGS DRIVE
                               WEIRTON, WV 26062
                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1997

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Weirton Steel Corporation, a Delaware corporation (the "Company"), will be held at St. John Arena, 3151 Johnson Road, Steubenville, Ohio, on Wednesday, May 21, 1997, at 6:00 P.M., Eastern Daylight Time, for the following purposes:

     1. To elect four directors for a three-year term and until their successors have been elected and qualified;

     2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997;

     3. To approve a proposal amending Article FIFTH of the Company's Restated Certificate of Incorporation to change the qualification requirements for service as a director; and

     4. To consider and act upon any other matters which properly may come before the meeting or any adjournment thereof.

     In accordance with the provisions of the By-Laws, the Board of Directors has fixed the close of business on March 24, 1997, as the date for the determination of the holders of record of stock entitled to notice of, and to vote at, the Annual Meeting. A complete list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting. The list will be available at the Company's office, 400 Three Springs Drive, Weirton, West Virginia, during ordinary business hours.

     Your attention is directed to the accompanying Proxy Statement.

     Stockholders who do not expect to attend the meeting in person are requested to sign, date and mail the enclosed Proxy as promptly as possible in the enclosed stamped envelope.

                                          By Order of the Board of Directors,

                                          WILLIAM R. KIEFER,
                                          Secretary
Weirton, West Virginia
April 18, 1997

                           WEIRTON STEEL CORPORATION
                            400 THREE SPRINGS DRIVE
                               WEIRTON, WV 26062
                          ---------------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Weirton Steel Corporation, a Delaware corporation (the "Company"), of proxies for use at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 21, 1997, and any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed on or after April 18, 1997 to stockholders of record as of March 24, 1997.

     If the enclosed proxy is executed, dated and returned, it nevertheless may be revoked at any time before it has been voted by (i) a later dated, properly executed proxy, or (ii) a vote in person at the Annual Meeting. If not revoked and no contrary instructions are specified, or no specific instructions are otherwise given, all shares covered by a properly signed, dated and returned proxy will be voted by the persons appointed therein:

     FOR the election of four directors;

     FOR the ratification of independent public accountants; and

     FOR a proposal seeking to amend Article FIFTH of the Company's Restated Certificate of Incorporation to change the qualification requirements for service as a director,

all as specified in this Proxy Statement. In addition, the proxy will be voted in the discretion of the proxy holders with respect to such other business as may properly come before the meeting.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 has been mailed to stockholders prior to or with the mailing of this Proxy Statement.

     All expenses of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

     Directors, officers and regular employees of the Company may solicit proxies from stockholders. The Company reimburses brokerage firms, fiduciaries, custodians and other nominees holding stock in their name or custody, for their expenses in forwarding proxy materials to beneficial owners and seeking instructions regarding proxies. Further, the Company has engaged Georgeson & Co. to solicit proxies on behalf of the Board of Directors from individuals (excluding individuals in their capacities as participants in the Company's ESOPs), brokers, nominees and institutional holders. It is anticipated that Georgeson & Co. will be paid a fee of $8,500.00 for its services and will be reimbursed for its reasonable expenses.

                            OUTSTANDING VOTING STOCK

     Only holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and Convertible Voting Preferred Stock, Series A, par value $.10 per share (the "Convertible Preferred Stock"), at the close of business on March 24, 1997 (the "Record Date") are entitled to vote on matters to be presented at the Annual Meeting. On the Record Date, 42,760,202 shares of Common Stock and 1,742,784 shares of Convertible Preferred Stock were outstanding and entitled to vote. The holders of the Convertible Preferred Stock and the holders of the Common Stock will vote as a single class at the Annual Meeting. Each share of Convertible Preferred Stock is entitled to ten votes and each share of Common Stock is entitled to one vote.

     Common Stock allocated to the accounts of participants in the Company's 1984 Employee Stock Ownership Plan (the "1984 ESOP") and Convertible Preferred Stock allocated to the accounts of participants in the Company's 1989 Employee Stock Ownership Plan (the "1989 ESOP") will be voted by the holder of record, United National Bank, as trustee, as directed by participants and in accordance with the terms of the applicable ESOP.

                              QUORUM REQUIREMENTS

     In order to transact business at the Annual Meeting, there must be present, in person or by proxy, at least a majority of the total votes of the outstanding shares of Common Stock and Convertible Preferred Stock, without regard to any shares of stock whose voting power is restricted under Article Eleventh of the Company's Restated Certificate of Incorporation (the "Charter"), which deals with certain significant holders. At this time, the Board of Directors is not aware of any holder who would be considered restricted under the Charter. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

                             ELECTION OF DIRECTORS

     The Charter provides for a Board of Directors consisting of 14 persons. It requires that seven directors ("Independent Directors") cannot be, nor ever have been, employees of the Company, nor can they have served as an advisor or consultant to the Company or to the Independent Steelworkers Union (the "ISU"), nor have been affiliated with such an advisor or consultant, for a period of two years prior to election as an Independent Director. The Charter provides that one director ("ESOP Director"), who must have the qualifications of an Independent Director, is to be nominated by an ESOP Nominating Committee, which Committee is elected by the 1984 ESOP and 1989 ESOP participants. The Charter provides that three directors ("Management Directors") must consist of the Chief Executive Officer and two Company employees designated by the Chief Executive Officer. The Charter provides that three directors ("Union Directors") must consist of the President of the primary collective bargaining agent for the represented employees of the Company (currently the ISU) and two persons designated by the primary collective bargaining agent.

     The Charter also provides for the Board of Directors to be divided into three classes, designated as Class I, Class II and Class III. Each class serves a three-year term, and the term of one class expires at each year's annual meeting of stockholders. The terms of the Class I, Class II and Class III Directors expire at the Annual Meetings of stockholders in 1997, 1998, and 1999, respectively. The four Class I Directors, who will serve for a term of three years, will be elected at this Annual Meeting.

     The Board of Directors intends to present for action at the Annual Meeting the election of the following Class I directors, to serve for a term of three years, and until their successors are elected and qualified: Richard K. Riederer, Management Director; and Michael Bozic, Richard R. Burt, and Thomas R. Sturges, Independent Directors.

     Unless authority to vote for any one or more of the Class I director nominees is withheld as indicated on the enclosed proxy, the shares represented by the enclosed proxy will be voted FOR such persons.

     The nominees receiving a plurality vote among the total votes properly cast at the Annual Meeting, in person or by proxy, and who are qualified under the Charter will be elected as directors.

     The following table sets forth the name, age (as of March 15, 1997) and principal occupation for at least the last five years of each nominee for director of the Company and of the remaining directors who are not standing for election at the Annual Meeting.

                                                                                        DIRECTOR
           NAME                                PRINCIPAL OCCUPATION                      SINCE
---------------------------   -------------------------------------------------------   --------
CLASS I DIRECTORS: NOMINEES TO SERVE IN OFFICE UNTIL 2000

Richard K. Riederer           President and Chief Executive Officer of the Company          1993
  Age 53 (1)                  since November 1995; President and Chief Operating
                              Officer since January 1995; Executive Vice President-
                              Finance and Chief Financial Officer of the Company from
                              September 1994 to January 1995; Vice President and
                              Chief Financial Officer of the Company from January
                              1989 to September 1994; employee of the Company since
                              1989; Director of Portico Funds.

Michael Bozic                 Chairman, Chief Executive Officer and Director of             1994
  Age 56 (3)                  Levitz Furniture Corporation since 1995; former
                              President and Chief Executive Officer and Director of
                              Hills Stores Company 1991 through 1995; Director of
                              EagleMark Financial Services, Inc., Dean Witter
                              InterCapital, Inc. and United Negro College Fund.

                                                                                        DIRECTOR
           NAME                                PRINCIPAL OCCUPATION                      SINCE
---------------------------   -------------------------------------------------------   --------
Richard R. Burt               Chairman of the Board of the Company since April 1,           1996
  Age 50 (3)                  1996; Chairman of International Equity Partners, LLP,
                              an international financial services firm since 1994;
                              Partner, McKinsey and Company from 1991 to 1994; Chief
                              Negotiator for the United States in the Strategic Arms
                              Reduction Talks (START) from 1989 to 1991; Director of
                              the Lauder Institute of the Wharton School of Business,
                              Hollinger International, Inc., Archer Daniels Midland
                              Company and The Mitchell Hutchin Funds managed by
                              PaineWebber, Inc.; Chairman of the Board of Video
                              Lottery Technologies, Inc.; Member of the International
                              Advisory Council of the Bank of Montreal.

Thomas R. Sturges             Executive Vice President of The Harding Group Inc., an        1986
  Age 52 (3)                  investment firm, since February 1990.

CLASS II DIRECTORS: TO CONTINUE IN OFFICE UNTIL 1998

Joseph J. Nowak               Director of Penn Power Company. Vice-President of             1995
  Age 65 (4)                  Armco, Inc., a specialty steel producer, from 1992 to
                              1993; Executive Vice President of Cyclops Corporation,
                              a specialty steel producer, from 1988 to 1992.

Robert S. Reitman             Chairman, President, Chief Executive Officer and              1995
  Age 63 (3)                  Director of The Tranzonic Companies, a manufacturer of
                              paper and plastic products principally for industrial/
                              institutional use; Director of Key Bank, N.A.

Richard F. Schubert           Former President, Bethlehem Steel Corporation, American       1983
  Age 60 (3)                  Red Cross, and The Points of Light Foundation; Former
                              Deputy Secretary of Labor; Chairman of BioRelease,
                              Inc., a biotechnology firm; Director of National
                              Alliance of Business and Management Training
                              Corporation.

                                                                                        DIRECTOR
           NAME                                PRINCIPAL OCCUPATION                      SINCE
---------------------------   -------------------------------------------------------   --------
David I.J. Wang               Director of U.G.I. Corporation, Amerigas, Inc. and            1992
  Age 64 (3)                  several privately held companies; Chairman of Advisory
                              Board of George Washington University; Trustee,
                              Eisenhower Exchange Fellowship; Executive Vice
                              President and Director of International Paper Co. from
                              1987 to 1991.

Ronald C. Whitaker            President and Chief Executive Officer of Johnson              1995
  Age 49 (3)                  Worldwide Associates, a sporting goods manufacturer
                              since October 1996; former President and Chief
                              Executive Officer of EWI, Inc. from 1995 to October
                              1996; former Chairman, President and Chief Executive
                              Officer of Colt's Manufacturing Company from 1992 to
                              1995; President of Wheelabrator Corporation from 1988
                              to 1992.

CLASS III DIRECTORS: TO CONTINUE IN OFFICE UNTIL 1999

James B. Bruhn                Executive Vice President-Commercial of the Company            1990
  Age 56 (1)                  since 1994; Vice President-Tin Mill Products Business
                              from 1992 to 1994; Vice President-Tin Mill Products
                              Sales from 1987 to 1992; employee of the Company since
                              1987.

Craig T. Costello             Executive Vice President-Manufacturing of the Company         1996
  Age 49 (1)                  since 1995; Vice President-Operations October 1993 to
                              1995; General Manager-Operations 1989 to 1993; employee
                              of the Company since 1966.

Robert J. D'Anniballe, Jr.    Partner in Alpert, D'Anniballe & Visnic, attorneys;           1990
  Age 40 (2)                  General Counsel to the ISU.

Mark G. Glyptis               President of the ISU since August 1991; employee of the       1991
  Age 45 (2)                  Company since 1973.

                                                                                        DIRECTOR
           NAME                                PRINCIPAL OCCUPATION                      SINCE
---------------------------   -------------------------------------------------------   --------
Phillip A. Karber             Chairman of the Board of JFK International Air                1992
  Age 50 (2)                  Terminal, New York, New York commencing January 1997;
                              Corporate Vice President of BDM International, Inc.,
                              1989 to 1996; previously served as the Strategic
                              Advisor to the Secretary of Defense, Casper Weinberger;
                              Director of Embryon Capital, a privately held venture
                              capital investment firm specializing in Internet
                              communications located in Bethesda, Maryland; Director,
                              German American Business Association; Director,
                              Washington, D.C. Metropolitan Area Y.M.C.A.

---------

(1) Management Director
(2) Union Director
(3) Independent Director
(4) ESOP Director

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of Arthur Andersen LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 1997, subject to ratification by the stockholders. Such firm has audited the Company's accounts since 1984. The Company is informed that no member of Arthur Andersen LLP has any direct or any material indirect financial interest in the Company. It is expected that representatives of Arthur Andersen LLP will be present at the Annual Meeting where they will have an opportunity to address the meeting, if they so desire, and to respond to appropriate questions.

     The affirmative majority of the total votes cast at the Annual Meeting will be sufficient to ratify the appointment of the independent public accountants.

     If the appointment of Arthur Andersen LLP is not ratified by the stockholders, the Audit Committee will reconsider its recommendation.

                       PROPOSAL TO AMEND ARTICLE FIFTH OF
                         THE CHARTER TO CHANGE THE AGE
                    QUALIFICATIONS LIMITATION FOR DIRECTORS

     The Board of Directors has adopted and is recommending to stockholders for their approval an amendment to Article FIFTH of the Charter increasing the age limitation to 68 for qualification to serve as a director. The current limitation, adopted in 1994 and contained in Article FIFTH, provides that no director will be eligible to serve for any term which commences after his or her 65th birthday.

     The proposed change results from the submission of a stockholder proposal to the Company and subsequent discussions between the proponents of such proposal and Company representatives. The proponents, from their involvement with the ESOP Nominating Committee charged with selecting candidates to serve as ESOP Directors, indicated, particularly in the case of the ESOP Director where there was a need to obtain experienced candidates with availability of time to devote to the position, that the age 65 limitation was operating to exclude from consideration retired or semi-retired individuals who otherwise would have been qualified for service.

     The Board of Directors recognizes that it is important to provide for a sufficient pool of director talent. However, the Board is also mindful of the fact that, in recent years, the trend of most large enterprises has been to establish written policies of retirement ages for directors. Thus, in the 1994 survey of the Fortune 1000 companies conducted by Korn Ferry International, 80% of the respondents reported that they had a mandatory retirement age for directors, up from 76% in the prior year. In the European community, director retirement ages are usually mandated by law.

     The Board further believes that the appropriateness of any specific retirement age depends on the circumstances of the enterprise involved and may be the fair subject of debate. In the case of the Company, the age chosen in 1994 was intended to allow for long-term service continuity, but also to provide for planned, orderly succession on the Board. Based on additional review since that time of retirement ages in effect at other businesses, it appears that a somewhat later age than that adopted by the Company remains common. As a result, while the Board continues to believe it is important to maintain an effective age for retirement from service for directors, the Board has determined it is in the best interests of the Company and its stockholders to enlarge the potential pool of candidates by making a small increase in the age from 65 to 68. Because the Company's Board is divided into three classes with directors serving three year terms, the current limitation, depending upon a particular director's age, effectively functions to allow directors to serve until approximately age 68. Accordingly, in the manner in which the qualification requirement works, if the proposal is approved, no director will be eligible to serve as a director for a term of office which commences after the director's 68th birthday. Therefore, under the proposed amendment to the Charter, depending on a particular director's age at the conclusion of an expiring term, directors effectively may remain in office up to approximately age 71.

     The proposed Charter amendment has been approved by the Board of Directors and is being submitted to stockholders with the recommendation of the Board for its approval at the Annual Meeting. In order for the proposed amendment to be adopted, it will require for passage the affirmative vote of not less than 80% of the Company's voting power entitled to vote thereon.

     THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement.

         THE BOARD OF DIRECTORS: COMMITTEES, MEETINGS AND COMPENSATION

AUDIT COMMITTEE

     The Board's Audit Committee is currently composed of Messrs. Sturges (Chairman), Burt, D'Anniballe, Wang and Whitaker. The Audit Committee reviews, at least annually, the services performed and to be performed by the Company's independent public accountants and the fees charged for their services, and, in connection therewith, considers the effect of those fees on the independence of such accountants. The Audit Committee also discusses with the Company's independent public accountants and management the Company's accounting policies and reporting practices, including the impact of alternative accounting policies. The Audit Committee also reviews with the Company's internal audit department the scope and results of internal auditing procedures and the adequacy of accounting and financial systems and internal controls. The Audit Committee may authorize the Company's independent public accountants to perform special investigations or supplemental reviews as deemed desirable. The Audit Committee held three meetings during 1996.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

     The Board's Management Development and Compensation Committee is currently composed of Messrs. Bozic (Chairman), Nowak, Reitman, Schubert and Whitaker. A report of the Management Development and Compensation Committee concerning its policies and their applications is set forth in this Proxy Statement under "Report of the Management Development and Compensation Committee on Executive Compensation". The Management Development and Compensation Committee held four meetings in 1996.

NOMINATING COMMITTEE

     The Nominating Committee is currently composed of Messrs. Reitman (Chairman), Glyptis, Nowak, Riederer and Whitaker. The Company's By-Laws provide for a Nominating Committee of the Board of Directors which identifies and recommends to the Board of Directors candidates to be nominated as Independent Directors. The Nominating Committee held one meeting in 1996.

CORPORATE RESPONSIBILITY COMMITTEE

     The Corporate Responsibility Committee is currently composed of Messrs. Schubert (Chairman), Bruhn, Burt, D'Anniballe, Glyptis, Karber, Nowak and Sturges. The Corporate Responsibility Committee advises management of the Company concerning matters of public and internal policy with regard to such matters as governmental and regulatory affairs, safety and health of employees, charitable contributions and ethics, and recommends, for action by the full Board, policies concerning such matters where appropriate. The Corporate Responsibility Committee held three meetings in 1996.

FINANCE AND STRATEGIC PLANNING COMMITTEE

     The Finance and Strategic Planning Committee is currently composed of Messrs. Wang (Chairman), Bozic, Bruhn, Burt, Costello, Glyptis, Karber, Nowak and Reitman. The Committee reviews and confers with management on the following subject matters in the finance function: (i) the Company's projected financial condition and financial plans; (ii) the Company's financial policies, including dividend recommendations; (iii) the management and performance of the Company's employee benefit funds; and (iv) the Company's policies and practices on financial risk management.

     In the strategic planning area, the Committee assists management in the development of a viable strategic plan including the following: (i) projections of the market and competitive environment; (ii) assessment of the Company's core strengths and weaknesses; (iii) identification of key opportunities and threats; and (iv) articulation of the Company's long-range direction, including action plans addressing both the core business and growth opportunities. The Finance and Strategic Planning Committee held two meetings in 1996.

MEETINGS AND ATTENDANCE

     The Board of Directors held six regular meetings in 1996. All directors who served during 1996 attended at least 75% of the aggregate of the meetings of the Board of Directors and Board committees occurring while they served in 1996.

DIRECTORS' COMPENSATION

     Directors who are not officers or employees of the Company receive an annual retainer of $15,000, payable monthly, and a meeting fee of $800 for each meeting of the Board of Directors attended, together with a meeting fee of $700 for each meeting of a committee of the Board of Directors attended. The Chairman of the Board of Directors serves as a non-executive Chairman, devoting substantial time to this position and receives an annual retainer of $120,000, payable quarterly, but does not receive additional fees for attendance at meetings of the Board or its Committees. Directors who are officers or other employees of the Company do not receive a retainer or meeting fees. All directors who are not officers or other employees of the Company are eligible to participate in the Deferred Compensation Plan for Directors. The Plan permits participants to defer part or all of their directors' fees for a specified year. Amounts representing deferred fees are used to purchase shares of the Company's Common Stock at 90% of the market price of the Common Stock on the first or last trading day of the year, whichever is lower. The shares are held in trust until distributed to the respective participants in accordance with their election.

        REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     The Management Development and Compensation Committee of the Board of Directors (the "Compensation Committee") is responsible for determining the compensation of the executives. Set forth below are the factors and criteria used by the Compensation Committee in establishing that compensation.

     Compensation of All Executives. In order to maximize corporate performance, the Company must be able to attract, motivate and retain persons of outstanding talent and ability who will make a substantial contribution to the growth and success of the Company. The Compensation Committee endeavors to reach this goal by providing executives with competitive programs of salary and incentive compensation. The Compensation Committee also endeavors to provide an executive compensation package that recognizes individual contributions as well as corporate results.

     In the Compensation Committee's establishment of the Company's compensation structure, it reviews in detail the compensation of the individuals whose compensation is detailed in this Proxy Statement, and sets policies for and reviews in general the compensation of the officers of the corporation and other members of senior management covered by performance incentive plans. These reviews are designed to ensure a consistent application of the compensation programs for all executives.

     The Compensation Committee reviews the total compensation package for the Company's executives. The total compensation package consists of two basic elements--annual compensation and long-term incentive compensation. In establishing the executive compensation package, the Compensation Committee looks to the competitive marketplace for executive talent, with specific comparative reference to executives in similar positions in the domestic steel industry, specifically considering the nine member peer group utilized in the discussion of "Common Stock Performance" herein, and manufacturing companies generally. Information regarding corporate compensation levels is provided to the Compensation Committee by consultants engaged in management compensation and the Compensation Committee considers recommendations of consultants in establishing compensation policies. The Compensation Committee seeks to place executive base salaries initially in the lower to middle range on the comparative scale of base salaries of executives in comparable positions, with the Company's performance awards similarly placed. For each executive's total compensation package, the Compensation Committee intends to provide a level of compensation that, in a comparison with other companies, is in the middle range depending upon performance.

     Annual Compensation. Base salary of an executive is determined subjectively, but in comparison with executive salaries as set forth in the preceding paragraph.

     For 1995, the Company utilized a Performance Incentive Plan ("PIP") including the Named Executive Officers to measure and reward the financial and individual performance of participants, measured against preestablished goals, on an annual basis. Incentive payments were paid in cash in the second quarter of 1996 for 1995 performances and are reflected in the Summary Compensation Table set forth under "Executive Compensation." Participants in the PIP did not participate in the Company-wide Profit Sharing Plan ("Profit Sharing Plan") for 1995. Due mainly to the focus of the PIP on short-term financial goals and the judgment of the Compensation Committee that a long-term incentive plan was needed instead, the PIP was not continued in its original form for 1996. Rather, the Committee has been considering amending the PIP as disclosed under Long-Term Incentive Compensation below. As a result, if the PIP is not amended and implemented, annual compensation for executives will depend primarily on salary and bonus, either pursuant to individual awards or contracts or from the Profit Sharing Plan. For senior managers who participate in the Company's non-qualified Supplemental Executive Retirement Plans (the "SERPs"), annual value is received by participants through payments made to fund retirement benefits and to provide for the payment of applicable income taxes.

     Long-term Incentive Compensation. In order to change the short-term focus of the PIP, the Compensation Committee has been considering and is in the process of further developing amendments to the PIP to establish a three year long-term incentive plan ("LTI Plan"). The LTI Plan would be expected to include the Chief Executive Officer, the other Named Executive Officers and a number of other management personnel. The LTI Plan would provide primarily cash-based remuneration based on achieving a combination of individual and Company-wide goals over a multi-year period. Annual accruals of benefits would be made from year to year depending on comparisons with a base period, but, in general, the vesting and entitlement to benefits would not become due until after a final measurement period. In order to align the interests of managers participating in an LTI Plan with other employees in the Profit Sharing Plan, the Committee anticipates that payments of LTI Plan benefits would be timed in coordination with payments under the Profit Sharing Plan, such that LTI Plan benefits would not be paid if Profit Sharing Plan payments were not being paid.

     Long-term incentive compensation for Company executives has also consisted of awards of stock options under the Company's 1987 Stock Option Plan (the "1987 Option Plan"). In 1996, the Compensation Committee granted two officers options to purchase an aggregate of 47,000 shares of Common Stock at an exercise price of $2.50 per share, the market price on the date of grant. Stock option awards are designed to promote stock ownership by executives, encourage them to remain in the employ of the Company and provide a greater community of interest between key employees as stockholders and stockholders in general through gains in stock price over an extended period of time. Shares available for option grants under the 1987 Option Plan have been substantially exhausted, and the plan is due to expire in June, 1997. As a result, unless current options lapse without exercise prior to the expiration of the 1987 Option Plan, or the Company adopts another option-based plan, the Company will not be able to make option grants in the near future. Options granted under the 1987 Option Plan will remain outstanding according to their respective option agreements. Furthermore, the Charter, in limiting the Company's number of authorized shares of Common Stock, may make it impractical to adopt a new option-based plan without further action by the stockholders. The Committee intends to continue to review these and a number of other option-related issues as part of the long-term compensation element for remunerating executives.

     Compensation of Chief Executive Officer. In November 1995, the Board of Directors elected Mr. Riederer President and Chief Executive Officer of the Company. Mr. Riederer entered into an employment agreement with the Company providing for the following significant items: (i) an annual base compensation of $375,000; (ii) a severance payment of two times the base compensation in the event that his employment agreement is terminated by the Company without cause or in the event of a change in control in the Board of Directors of the Company; (iii) his continued participation in any incentive plan; (iv) his receipt of life insurance benefits in excess of those provided pursuant to the Company's basic program of insurance for its employees; and (v) receipt of contributions to the SERPs in excess of those provided to other participants in those Plans.

                                  MANAGEMENT DEVELOPMENT AND
                                  COMPENSATION COMMITTEE
                                  Michael Bozic, Chairman
                                  Joseph J. Nowak
                                  Robert S. Reitman
                                  Richard F. Schubert
                                  Ronald C. Whitaker

                            COMMON STOCK PERFORMANCE

     The following graph compares the cumulative return of an assumed investment of $100 in the Company's Common Stock over the periods presented with the cumulative return on an equal investment over the same periods in a market capitalization weighted index comprising the Company's peer group. This group of companies is composed of the other nine companies that, when combined with the Company, represent (in terms of net tonnage shipped) the ten largest, publicly traded domestic integrated steelmakers, namely: U.S. Steel Group of USX Corporation, Bethlehem Steel Corporation, LTV Corporation, National Steel Corporation, Inland Steel Industries, Inc., AK Steel Holding Corporation, Rouge Steel Company, WHX Corporation and Geneva Steel Company. The calculated return assumes the reinvestment of all dividends. The data used to construct the peer group includes the performance of National Steel Corporation and LTV Corporation since 1993, and AK Steel Holding Corporation and Rouge Steel Company since 1994, as public trading did not commence in the common stocks of these companies in their current forms until such respective dates. The graph also compares an equal investment over the same periods in the S&P 500.

        Measurement Period             Weirton Steel
      (Fiscal Year Covered)             Corporation           S&P 500           Peer Group
1991                                            100.00              100.00              100.00
1992                                            107.14              107.62              113.55
1993                                            182.14              118.46              149.66
1994                                            257.14              120.03              144.92
1995                                            117.86              165.13              121.23
1996                                            100.00              203.05              107.81

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 24, 1997, the only persons (including any group of persons) who, to the knowledge of the Company, may be deemed to be the beneficial owners of more than 5% of the Company's Common or Convertible Preferred Stock as of that date. A beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the power to vote or direct the voting or who has investment power over the security, which includes the power to dispose of or direct the disposition of the security.

                                                                          COMMON STOCK
                                                                   --------------------------
                                                                                      PERCENT
                                                                     SHARE              OF
             NAME AND ADDRESS OF BENEFICIAL OWNER                    AMOUNT            CLASS
--------------------------------------------------------------     ----------         -------
United National Bank, as Trustee under the 1984 ESOP               10,930,906(1)        25.8%
  1501 Market Street, Wheeling, WV 26003

                                                                      CONVERTIBLE PREFERRED
                                                                              STOCK
                                                                    -------------------------
                                                                                      PERCENT
                                                                      SHARE             OF
             NAME AND ADDRESS OF BENEFICIAL OWNER                    AMOUNT            CLASS
---------------------------------------------------------------     ---------         -------
United National Bank, as Trustee under the 1989 ESOP                1,742,784(2)        96.8%
  1501 Market Street, Wheeling, WV 26003

---------

(1) All shares have been allocated to the accounts of participants in the 1984 ESOP consisting of approximately 6,781 employees and former employees of the Company. Participants generally have full voting but limited dispositive power over securities allocated to their accounts.

(2) Includes 1,290,317 shares allocated to the accounts of participants in the 1989 ESOP consisting of approximately 7,502 employees and former employees of the Company. Participants generally have full voting but limited dispositive power over securities allocated to their accounts.

     The following table sets forth, as of March 24, 1997, the total number of shares of Company Common Stock owned beneficially by each nominee for director, director, the Named Executive Officers (as hereinafter defined) and all directors and officers of the Company as a group. Included are those shares of Common Stock, if any, allocated under the 1984 ESOP. The table also sets forth the number of shares of Convertible Preferred Stock, if any, allocated under the 1989 ESOP through the latest allocation date (December 31, 1996), and the percentage of outstanding Common and Convertible Preferred Stock represented thereby. Unless otherwise indicated, and except for shares allocated to the accounts of employees under the terms of the

1984 ESOP and 1989 ESOP, each beneficial owner has full voting and investment power over the shares shown in the table.

                                                                     CONVERTIBLE PREFERRED
                                              COMMON STOCK                   STOCK
                                        -------------------------   ------------------------
                                         SHARE            % OF      SHARE            % OF
                                        AMOUNT          CLASS(1)    AMOUNT         CLASS(1)
                                        -------        ----------   ------        ----------
Michael Bozic.........................  12,357              --         --              --
James B. Bruhn........................  25,518 (3)           *        784               *
Richard R. Burt.......................   1,234 (2)          --         --              --
Craig T. Costello.....................  30,171 (3)           *        597               *
Robert J.D'Anniballe, Jr..............      --              --         --              --
Earl E. Davis.........................  26,678 (3)           *        434               *
Mark G. Glyptis.......................   2,265               *        305               *
Phillip A. Karber.....................      --              --         --              --
Joseph J. Nowak.......................   1,000              --         --              --
Robert S. Reitman.....................  14,266 (2)          --         --              --
Richard K. Riederer...................  94,774 (3)           *        808               *
David L. Robertson....................  21,300 (3)           *         32               *
Richard F. Schubert...................   1,300               *         --              --
Thomas R. Sturges.....................  27,211 (2)           *         --              --
David I.J. Wang.......................  48,275 (2)           *         --              --
Ronald C. Whitaker....................  14,154 (2)           *         --              --
All directors and executives as a
  group (22 persons)..................  419,974(4)           *      5,344               *

---------

(1) An asterisk in this column indicates ownership of less than 1%.

(2) Includes 1,234, 14,266, 19,827, 38,275 and 12,154 shares credited to the accounts of Messrs. Burt, Reitman, Sturges, Wang and Whitaker, respectively, under the Deferred Compensation Plan for Directors, over which shares the named individuals do not exercise voting and/or investment power until distribution.

(3) Includes shares subject to options currently exercisable: Messrs. Bruhn 11,666, Costello 11,666, Davis 4,666, Riederer 59,999, and Robertson 11,000.

(4) Includes 122,661 shares subject to options currently exercisable.

                             EXECUTIVE COMPENSATION

     The following table sets forth information for each of the Company's last three fiscal years, summarizing the compensation paid to the Company's Chief Executive Officer during 1996 and each of the Company's next four most highly compensated executive officers (collectively, the "Named Executive Officers") who were serving as such at the end of the Company's last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                    COMPENSATION
                                                                                    ---------------
                                                  ANNUAL COMPENSATION                   AWARDS
                                         ----------------------------------------------------------
                                                                   OTHER ANNUAL                          ALL OTHER
                                          SALARY       BONUS       COMPENSATION                         COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR       ($)         ($)(1)         ($)(2)        OPTION/SARS (#)        ($)(3)
----------------------------    ----     --------     --------     ------------     ---------------     ------------
Richard K. Riederer             1996     $375,000     $     --       $464,507                --             $317
  President, Chief              1995      261,882      273,810         88,311            55,000              433
  Executive Officer & Chief     1994      205,000        4,688         21,464            35,000              918
  Operating Officer
James B. Bruhn                  1996     $206,900     $     --       $ 60,923                --             $317
  Executive Vice                1995      198,453       96,025         91,716                --              433
  President-Commercial          1994      190,000        4,519         23,114            35,000              918
Craig T. Costello               1996     $198,000     $     --       $191,204                --             $317
  Executive Vice President      1995      189,000       96,025         21,133                --              433
  Manufacturing                 1994      150,838        4,907         26,418            35,000              918
David L. Robertson*             1996     $157,857     $ 25,000       $188,723            33,000             $104
  Executive Vice President      1995           --           --             --                --               --
  Human Resources and           1994           --           --             --                --               --
  Law
Earl E. Davis                   1996     $168,750     $     --       $ 40,009                --             $317
  Vice President, Chief         1995      123,785       85,356          9,204                --              371
  Financial Officer &           1994       92,564        3,744         14,384            14,000              567
  Treasurer

---------

*  Mr. Robertson began employment with the Company in March 1996.

(1) In the second quarter of 1996, Messrs. Riederer, Bruhn, Costello, and Davis received sums pursuant to the Performance Incentive Plan for the year 1995. Messrs. Riederer, Bruhn, Costello, and Davis received the 1994 sums pursuant to the Company's Profit Sharing Plan. Mr. Robertson received the sum indicated pursuant to the terms of an employment agreement.

(2) Under the terms of the Company's Supplemental Executive Retirement Plan (the "SERP"), the Company paid income taxes associated with contributions made to trusts established under the SERP on behalf of Messrs. Riederer, Bruhn, Costello and Davis in the amounts of $21,464, $23,114, $26,418 and $14,384, respectively for 1994; and on behalf of Messrs. Riederer, Bruhn, Costello and Davis in the amounts of $88,311, $91,716, $21,133, and $9,204, respectively for 1995; and on behalf of Messrs. Riederer, Bruhn, Costello, Robertson and Davis in the amounts of $464,507, $60,923, $191,204, $188,723, and $40,009, respectively for 1996. The amount of a SERP contribution, and the related tax payment in the case of any individual is determined by various factors including: age, compensation, years of service with the Company and anticipated retirement benefit from the Company's qualified pension plans. Accordingly, the Company's expenses to establish and maintain the SERPs have been greatest in their initial three years, as funding for benefits has commenced. The Company anticipates significantly reduced costs in its expenses to maintain the SERPs over the next several years as participants' benefits become funded to the levels required by the plans. Aggregate amounts of perquisites and other personal benefits that are the lesser of $50,000 or 10% of each of the respective Named Executive Officer's combined salary and bonuses, have been omitted.

(3) Amounts reported represent contributions made by the Company on behalf of the Named Executive Officers pursuant to the terms of the 1989 ESOP.

                            1996 STOCK OPTION GRANTS

     The following table sets forth information about options granted during 1996 to the Named Executive Officers. No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                       ------------------------------------------------------------------------------
                             NUMBER OF
                              OPTIONS                 % OF TOTAL            EXERCISE                      GRANT DATE
                            GRANTED IN             OPTIONS GRANTED         PRICE PER       EXPIRATION      PRESENT
       NAME                  1996 (1)                TO EMPLOYEES           SHARE(2)          DATE         VALUE(3)
-------------------    ---------------------     --------------------     ------------     ----------     ----------
R.K. Riederer                      --                      --                    --                --            --
J.B. Bruhn                         --                                            --                --            --
C.T. Costello                      --                      --                    --                --            --
D.L. Robertson                 33,000                    50.8%               $ 2.50        10/31/2006      $ 49,830
E.E. Davis                         --                      --                    --                --            --

---------

(1) Options for 33,000 shares granted to Mr. Robertson on October 1, 1996 became exercisable in three equal annual installments commencing with October 1, 1996.

(2) The exercise price was determined using the average of the high and low selling price of the Company's Common Stock on the date of the grant, in accordance with the terms of the Company's 1987 Stock Option Plan.

(3) The Company used the Black-Scholes Option Valuation Model to determine the grant date present value of the options. The Company does not advocate or necessarily agree that the Black-Scholes Model properly reflects the value of an option. The assumptions used in calculating the option value are as follows: A risk-free interest rate of 6.6% for those options granted on October 1, 1996; a dividend yield of 0%, the yield at the conclusion of the most recently completed fiscal year; volatility of 0.509, calculated using daily stock returns for the twelve-month period preceding the option award; a stock price at date of grant of $2.50; and a ten-year term. No adjustments were made for forfeitures or vesting restrictions on exercise. The value of an option on the Company's Common Stock under the Black-Scholes model valuation applying the preceding assumptions was $1.51.

OPTION EXERCISES/OUTSTANDING OPTIONS AND YEAR-END VALUES

     The following table sets forth information regarding the exercise of stock options during 1996 and the unexercised options held as of the end of the 1996 fiscal year by the Named Executive Officers. No options/SARs were exercised by any of the Named Executive Officers.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                              TOTAL VALUE OF
                                                                                  SHARES
                                                           NUMBER OF         UNEXERCISED IN-
                        NUMBER OF                         UNEXERCISED           THE-MONEY
                          SHARES                        OPTIONS/SARS AT      OPTIONS/SARS AT
                        UNDERLYING                      FISCAL YEAR END      FISCAL YEAR-END
                       OPTIONS/SARS     TOTAL VALUE     (#) EXERCISABLE/     ($) EXERCISABLE/
       NAME             EXERCISED       REALIZED($)     UNEXERCISABLE(1)     UNEXERCISABLE(2)
-------------------    ------------     -----------     ----------------     ----------------
R.K. Riederer             --               --             59,999/60,001          -0-/-0-
J.B. Bruhn                --               --             11,666/23,334          -0-/-0-
C.T. Costello             --               --             11,666/23,334          -0-/-0-
D.L. Robertson            --               --             11,000/22,000       $11,000/22,000
E.E. Davis                --               --               4,666/9,334          -0-/-0-

---------

(1) Options were granted to Mr. Riederer on the commencement of his employment with the Company in 1989; the options are currently exercisable at a price of $8.33 per share.

(2) The "Value of Unexercised In-the-Money Options at Fiscal Year End" is equal to the difference between the closing price ($3.50 per share) of the Company's Common Stock on the New York Stock Exchange on its last trading day in 1996 (December 31, 1996) and the exercise price ($2.50 for the shares granted in 1996, $8.88 and $4.375 for the shares granted in 1995, $8.69 for the shares granted in 1994 and $8.33 for previously granted shares), times the number of shares underlying the options.

                 EMPLOYMENT AGREEMENTS WITH CERTAIN EXECUTIVES

     Mr. Riederer, President, Chief Executive Officer and Chief Operating Officer and a director, has an employment agreement with the Company providing a base salary of $375,000. The agreement also provides for supplemental disability income and supplemental life insurance. The agreement may be terminated by the Company or by the employee. For a further description of the employment agreement of Mr. Riederer, see "Management Development and Compensation Committee Report on Executive Compensation", herein.

     Messrs. Bruhn, Costello and Davis have employment agreements with the Company which require the Company to pay 18 months compensation if such agreements are terminated by the Company without cause as follows: 12 months in one lump sum payable within 10 days following termination and six months in six monthly installments beginning in the 13th month following termination. Mr. Robertson has an employment agreement with the Company which requires the Company to pay 24 months compensation in a lump sum if such agreement is terminated by the Company without cause.

                                  PENSION PLAN

                               PENSION PLAN TABLE

                                                       YEARS OF SERVICE
                                 ------------------------------------------------------------
    FINAL AVERAGE EARNINGS          15           20           25           30           35
------------------------------   --------     --------     --------     --------     --------
$125,000......................   $ 61,875     $ 68,750     $ 68,750     $ 68,750     $ 74,375
 150,000......................     74,250       82,500       82,500       82,500       89,250
 200,000......................     99,000      110,000      110,000      110,000      119,000
 250,000......................    123,750      137,500      137,500      137,500      148,750
 300,000......................    148,500      165,000      165,000      165,000      178,500
 400,000......................    198,000      220,000      220,000      220,000      238,000
 500,000......................    247,500      275,000      275,000      275,000      297,500

     The figures in the Pension Table reflect the sum of annual benefits from the qualified pension plan plus expected annual benefits from the non-qualified SERPs (both administered by the Company), payable for life following assumed retirement at age 62. The SERPs are "target benefit" plans under which the Company contributes to separate trusts actuarially determined amounts which are calculated to produce the defined target annual benefit at age 62. Under both the qualified pension plan and the SERPs, the amount of pension is based upon the employee's average earnings (average of the highest five years of the last fifteen years). For those participating in a SERP, expected benefits are based on earnings defined as annual cash compensation (as reported in the Salary and Bonus columns of the Summary Compensation Table) and pension service credited under the SERPs. The benefits reflected in the Pension Table include maximum total benefits, under all plans, of 55% of final average earnings upon attainment of 16 2/3 years of pension service. Under a contract between the Company and Mr. Riederer, his maximum total benefit is 70% of final average earnings at age 62 and attainment of 10 years of service. For the Named Executive Officers, pension service as of December 31, 1996 for the purpose of calculating retirement benefits under the SERPs was as follows: Mr. Riederer:
7.92 years; Mr. Bruhn: 9.50 years; Mr. Costello: 30.92 years; Mr. Robertson:
8.25 years; and Mr. Davis: 26.58 years. Under a contract with the Company, Mr. Robertson, who had prior pension service with the Company, was entitled to an additional five years of benefit service under the SERPs upon commencement of employment.

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Stockholders' proposals to be included in the Company's proxy statement for the 1998 Annual Meeting of Stockholders must be received by the Company at its executive offices located at 400 Three Springs Drive, Weirton, West Virginia 26062 no later than December 31, 1997.

     Suggestions for nominees for Independent Directors may be made, not less than sixty (60) days prior to the Annual or Special Meeting at which an election for directors is to occur, by any stockholder in writing addressed to the Nominating Committee, in care of the Secretary of the Company.

                                        By Order of the Board of Directors,
                                        Richard K. Riederer,

                                        President and Chief
                                        Executive Officer
Weirton, West Virginia
April 18, 1997

     CONFORMED COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE DIRECTOR OF INVESTOR RELATIONS, WEIRTON STEEL CORPORATION, 400 THREE SPRINGS DRIVE, WEIRTON, WEST VIRGINIA 26062.

PROXY                                                              COMMON STOCK

                           WEIRTON STEEL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 1997

        The undersigned stockholder of WEIRTON STEEL CORPORATION hereby appoints Richard R. Burt, Richard K. Riederer and William R. Kiefer, and each or any one of them, as the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution and resubstitution for and in the name of the undersigned, to vote as set forth below all shares of Common Stock, par value $.01 per share, of WEIRTON STEEL CORPORATION which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 1997 at the St. John Arena, 3151 Johnson Road, Steubenville, Ohio, and at any and all adjournments or postponements thereof, with all powers which the undersigned would possess if personally present.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

--------------------------------------------------------------------------------

                           WEIRTON STEEL CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                            ]

I. DIRECTORS:                         FOR all persons      WITHHOLD       III. PROPOSAL
   Class I: Michael Bozic, Richard     listed above        AUTHORITY           To amend Article FIFTH
   R. Burt, Richard K. Riederer and      (except            to vote            of the Company's Restated
   Thomas R. Sturges.                  as specified)    for all persons        Certificate of Incorporation
                                            [  ]            [  ]               to change the qualification
_____________________________________                                          requirements for service as
Instruction: To withhold authority to                                          a director.                For    Against    Abstain
vote for any person, write the name                                                                       [  ]    [  ]        [  ]
of such person on the line above.
                                                                         IV.  OTHER MATTERS
II. AUDITORS                            For      Against     Abstain          Considering and acting upon
    Ratification of the appointment                                           any other matters which may
    of Arthur Anderson LLP as the      [  ]       [  ]        [  ]            properly come before the
    Company's independent accountants                                         meeting or any adjournment
    for the fiscal year ending                                                thereof.
    December 31, 1997.
                                                                              If this card is properly executed and dated, shares
                                                                              will be voted in the manner directed herein by the
                                                                              undersigned.

                                                                              If no direction is specified, all shares covered by
                                                                              this proxy will be voted FOR Proposal I, Proposal II,
                                                                              and Proposal III.

Sign exactly as name(s) appear hereon. Important: When signing as attorney,   Dated: ______________________________________
executor, administrator, trustee, guardian, or corporate officer, please      _____________________________________________
give your full title as such. For joint accounts, all co-owners must sign.    Signature of Stockholder
  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.       _____________________________________________
                                                                              Signature of Stockholder

PROXY                                                           PREFERRED STOCK

                           WEIRTON STEEL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 1997

        The undersigned stockholder of WEIRTON STEEL CORPORATION hereby appoints Richard R. Burt, Richard K. Riederer and William R. Kiefer, and each or any one of them, as the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution and resubstitution for and in the name of the undersigned, to vote as set forth below all shares of Convertible Voting Preferred Stock, Series A, par value $.10 per share, of WEIRTON STEEL CORPORATION which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 1997 at the St. John Arena, 3151 Johnson Road, Steubenville, Ohio, and at any and all adjournments or postponements thereof, with all powers which the undersigned would possess if personally present.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

--------------------------------------------------------------------------------

                           WEIRTON STEEL CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                            ]

I. DIRECTORS:                         FOR all persons      WITHHOLD       III. PROPOSAL
   Class I: Michael Bozic, Richard     listed above        AUTHORITY           To amend Article FIFTH
   R. Burt, Richard K. Riederer and      (except            to vote            of the Company's Restated
   Thomas R. Sturges.                  as specified)    for all persons        Certificate of Incorporation
                                            [  ]            [  ]               to change the qualification
_____________________________________                                          requirements for service as
Instruction: To withhold authority to                                          a director.                For    Against    Abstain
vote for any person, write the name                                                                       [  ]    [  ]        [  ]
of such person on the line above.
                                                                         IV.  OTHER MATTERS
II. AUDITORS                            For      Against     Abstain          Considering and acting upon
    Ratification of the appointment                                           any other matters which may
    of Arthur Anderson LLP as the      [  ]       [  ]        [  ]            properly come before the
    Company's independent accountants                                         meeting or any adjournment
    for the fiscal year ending                                                thereof.
    December 31, 1997.
                                                                              If this card is properly executed and dated, shares
                                                                              will be voted in the manner directed herein by the
                                                                              undersigned.

                                                                              If no direction is specified, all shares covered by
                                                                              this proxy will be voted FOR Proposal I, Proposal II,
                                                                              and Proposal III.

Sign exactly as name(s) appear hereon. Important: When signing as attorney,   Dated: ______________________________________
executor, administrator, trustee, guardian, or corporate officer, please      _____________________________________________
give your full title as such. For joint accounts, all co-owners must sign.    Signature of Stockholder
  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.       _____________________________________________
                                                                              Signature of Stockholder

                           WEIRTON STEEL CORPORATION
                  1984 AND 1989 EMPLOYEE STOCK OWNERSHIP PLANS
                             DISCLOSURE SUPPLEMENT

     This Disclosure Supplement (the "Supplement") is being furnished to participants in the 1984 Employee Stock Ownership Plan (the "1984 ESOP") and 1989 Employee Stock Ownership Plan (the "1989 ESOP", collectively the "ESOPs") sponsored by Weirton Steel Corporation (the "Company"). This Supplement accompanies the Company's Notice of Annual Meeting of Stockholders and Proxy Statement dated April 18, 1997 (the "Company Proxy Materials") for an Annual Meeting of Stockholders scheduled to be held on May 21, 1997 (the "Annual Meeting"). Participants in the ESOPs are urged to read this Supplement together with the Company Proxy Materials prior to completing and returning the Confidential Participant Instruction Form ("Instruction Form") which is enclosed.

                             PURPOSE OF SUPPLEMENT

     This Supplement describes the method to be used by participants in the ESOPs in completing their Instruction Forms, and the tabulation of the Instruction Forms submitted by ESOP participants. As disclosed in the Company Proxy Materials, the stockholders of the Company are voting on the election of four Directors to be elected to the Board of Directors, the ratification of the appointment of the Company's independent accountants and an amendment to the Company's Restated Certificate of Incorporation relating to the qualifications of directors. ESOP participants may vote on these issues, but may only do so by completing the Instruction Form. In past years, questions have been asked by participants in the ESOPs concerning the completion of the Instruction form, and the tabulation of votes. This Supplement is intended to address the most frequently asked questions.

                            OUTSTANDING VOTING STOCK

     Only holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock") and Convertible Voting Preferred Stock, Series A, par value $.10 per share (the "Convertible Preferred Stock") at the close of business on March 24, 1997 are entitled to vote on matters to be presented at the Annual Meeting. On March 24, 1997, 42,760,202 shares of Common Stock and 1,742,784 shares of Convertible Preferred Stock were outstanding and entitled to vote. Each share of Convertible Preferred Stock is entitled to ten votes and each share of Common Stock is entitled to one vote.

     All Common Stock and all Convertible Preferred Stock held in the ESOPs will be voted by the holder of record, United National Bank--North (the "ESOP Trustee,") as directed by participants and in accordance with the terms of the applicable ESOP. As of March 24, 1997 there were 10,930,906 shares of Common Stock and 1,742,784 shares of Convertible Preferred Stock entitled to be voted by the ESOP Trustee. The ESOP Trustee will vote all of these shares representing 28,358,746 votes at the Annual Meeting.

                             ESOP VOTING PROCEDURES

     Participants in the ESOPs are also receiving Company Proxy Materials distributed to public stockholders and will find enclosed an Instruction Form for use in instructing the ESOP Trustee how to vote their shares.

     The enclosed Instruction Form provides the means for participants in the ESOPs to vote on the same issues to be presented to stockholders of record at the Annual Meeting. The shares represented by the Instruction Forms will be voted by the ESOP Trustee in the manner specifically indicated by ESOP participants. Instruction Forms returned with no specific voting instructions, without signature or undated, will result in the related shares being voted by the ESOP Trustee as uninstructed shares. The Instruction Form may be changed or revoked only by a later dated and properly signed Instruction Form received by the ESOP Trustee prior to completion of the ESOP Trustee's tabulation of votes to be cast at the Annual Meeting. Since the ESOP Trustee is the only holder of record of voting stock owned by the ESOPs, only it can cast a ballot at the Annual Meeting on behalf of ESOP participants. The Instruction Form indicates when a later dated form must be received to replace a prior form. A participant may vote in person only to the extent the participant has withdrawn shares from the ESOPs and become a public stockholder of record or beneficial owner (such as through a brokerage account) as of March 24, 1997.

     All Common Stock held in the 1984 ESOP has been allocated. Common Stock in the 1984 ESOP for which no voting instructions are received and Convertible Preferred Stock in the 1989 ESOP which has not yet been allocated to the accounts of participants or for which no voting instructions are received also will be voted by the ESOP Trustee, all in accordance with the terms of the applicable ESOP.

                              ESOP VOTE TABULATION

     The ESOP Trustee has retained the firm of Ellen Philip and Associates to tabulate the Instruction Forms. The Instruction Forms are confidential and no person not associated with Ellen Philip and Associates, or the ESOP Trustee, has access to any participant's Instruction Form or information as to how a participant instructed the ESOP Trustee to vote.

                        METHOD OF CALCULATING ESOP VOTES

     The matters to be voted on at the Annual Meeting will be voted by the ESOP Trustee on the "account balance" method. This gives specific effect to the shares owned and voted by each participant who properly returns an Instruction Form. On each issue involving voting by the account balance method, the Instruction Forms voting "FOR" and "AGAINST" are tabulated and the votes resulting therefrom are cast. Once this is accomplished, percentages of shares instructed "FOR" AND "AGAINST" are determined, and this percentage is applied to all unallocated or uninstructed shares voted by the ESOP Trustee. Instruction Forms which are not returned, or which are returned without a proper indication as to "FOR" or "AGAINST" are treated as "uninstructed" shares.

     For example, a participant who has 1,000 shares of Common Stock (one vote per share) and 100 shares of Convertible Preferred Stock (ten votes per share) can instruct the ESOP Trustee as to voting shares with a total of 2,000 votes. If the participant does not return the Instruction Form, or returns it signed and dated but without instructions, the ESOP Trustee will vote that participant's shares on the basis of instructions received from all other participants. For example, if all other participants (tabulated separately in each ESOP) who voted on an issue voted 60% FOR and 40% AGAINST, the ESOP Trustee would vote 1,200 votes FOR and 800 votes AGAINST the issue, in the case of the hypothetical participant.

     This Supplement has been prepared jointly by the Company and the ESOP Administrative Committee under the ESOPs.

                                               WEIRTON STEEL CORPORATION
                                                          AND
                                             ESOP ADMINISTRATIVE COMMITTEE

Weirton, West Virginia
April 18, 1997

(front)
COMMON STOCK              WEIRTON STEEL CORPORATION          CONVERTIBLE VOTING
                        1984 and 1989 Employee Stock          PREFERRED STOCK
                                Ownership Plans

                   CONFIDENTIAL PARTICIPANT INSTRUCTION FORM
                                      for
                  Annual Meeting of Stockholders, May 21, 1997

To United National Bank, as Trustee:


    The undersigned participant in the WEIRTON STEEL CORPORATION 1984 and/or 1989 Employee Stock ownership Plans (the "ESOPs") hereby instructs you to vote, in person or by proxy, all shares of Common Stock, par value $.01 per share, and Convertible Voting Preferred Stock, Series A, par value $.10 per share, if any, allocated to the undersigned's accounts which you are entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 1997, at the St. John Arena, 3151 Johnson Road, Steubenville, Ohio, and at any and all adjournments or postponements thereof.


(back)
I. DIRECTORS: Class I: Michael Bozic, Richard R. Burt, Richard K. Riederer and Thomas R. Sturges.

    [ ] FOR all persons listed above       [ ] WITHHOLD AUTHORITY
         (except as specified)                 to vote for all persons



--------------------------------------------------------------------------------
Instruction: To withhold authority to vote for any person, write the name of such person on the line above.


II.   AUDITORS
      Ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1997.

      [ ] FOR      [ ] AGAINST

III.  PROPOSAL
      To amend Article FIFTH of the Company's Restated Certificate of Incorporation to change the qualification requirements for service as a director.

      [ ] FOR      [ ] AGAINST

IV.  OTHER MATTERS
     Considering and acting upon any other matters which may properly come before the meeting or any adjournment thereof.

    If this card is properly executed and dated, shares will be voted as instructed shares in accordance with the above directions. If no direction is specified, all shares covered by this form will be considered uninstructed shares to be voted in the same FOR and AGAINST proportion as are directed by all other ESOP Participants.


                              Signature ____________________ Date __________

                              Signature ____________________ Date __________

                              Sign exactly as name(s) appear hereon. Important:

                                   When signing as attorney, executor,
                                   administrator, trustee, guardian, or
                                   corporate officer, please give your full title as such. For joint accounts, all co-owners must sign.


TO BE INCLUDED IN THE TRUSTEE'S CALCULATION, THIS FORM MUST BE RECEIVED BY 5:00 PM, MAY 19, 1997.